UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement

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COFFEE PACIFICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Title of each class of securities to which transaction applies: Common

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COFFEE PACIFICA, INC.

2813 7th Street

Berkeley, CA, 94710-2702

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2007

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Coffee Pacifica, Inc. (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 11:00 a.m., August 30, 2007, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 2813 7th Street, Berkeley, CA, 94710-2702 for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about August 16, 2007.

A meeting of shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), will be held on August 30, 2007, at 11:00 a.m. local time, at Conference Room, MGM Grand Hotel & Casino, 3799 Las Vegas Blvd South, Las Vegas, Nevada, 89109 for the following purposes:

1. To approve a 2007 Stock Incentive Plan for Employees and Consultants approved by the Board of Directors.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 9, 2007 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Shailen Singh

Shailen Singh, President

Signed at: Vancouver, B.C.

Date: July 30, 2007

COFFEE PACIFICA, INC.

2813 7TH STREET

BERKELEY, CALIFORNIA 94710-2702

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2007

INTRODUCTION

This Information Statement is being furnished to the shareholders of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on August 30, 2007 at Conference Room, MGM Grand Hotel & Casino, 3799 Las Vegas Blvd South, Las Vegas, Nevada, 89109 at 11.00 a.m. local time. Only shareholders of record at the close of business on July 9, 2007 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about August 16, 2007.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To approve a 2007 Stock Incentive Plan for Employees and Consultants approved the Board of Directors.

2. To elect all members of the Board of Directors.

3. To approve Williams & Webster, P.S. as the Company's independent auditors for the coming year;

4. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 2813 7th Street, Berkeley, California, 94710-2702.

INFORMATION REGARDING THE PROPOSALS

GENERAL

STOCK COMPENSATION PLAN

The board of Directors has adopted a 2007 Stock Incentive Plan for Employees and Consultants (the "Plan"). The purpose of the Plan is to provide employees and consultants of Coffee Pacifica and its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of Coffee Pacifica and its subsidiaries, to join the interests of employees and consultants with the interests of the shareholders of Coffee Pacifica and to facilitate attracting and retaining employees and consultants of exceptional ability. The Plan is administered by the Board of Directors (the "Board"). The maximum number of shares which may be granted under the Plan shall be 5,000,000 shares in the aggregate of Common Stock of Coffee Pacifica Inc. The initial and standard price per share of common stock to be issued directly shall be the fair market value per share, but may be changed in each case by the Board. If the share price is changed, the Board shall determine the share price no later than the date of the issuance of the shares and at such other times as the Board deems necessary. The Board shall have absolute final discretion to determine the price of the common stock under the Plan. In the absence of such specific determination, the share price will be the fair market value per share. Fair Market Value per share shall mean, if there is an established market for the Company's common stock on a stock exchange, in an over-the-counter market or otherwise, the closing bid price of the Company's stock for the trading day which is the valuation date.

As of the date of this report, the Board has not determined any benefits or the number of shares its executive officers will receive from the 2007 Stock Incentive Plan for Employees and Consultants. However, the Company has estimated an amount it may distribute under the Plan in the table below.

Name and Position	Dollar Value ($)	Number of Units
Chief Executive Officer	$515,000	500,000
Chief Financial Officer	$515,000	500,000
Executive Group	$1,030,000	1,000,000

No Dissenters' Rights: Pursuant to Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of four individuals: Shailen Singh, Jon Yogiyo, Terry Klassen and James K. Fraser. The Board of Directors has asked that Mr. Fraser serve the remainder of his term as a Member of the Board of Directors, but will not ask him to stand for reelection. There are no disagreements between the Company and Mr. Fraser on any matter relating to operations, policies or practices. The Board has not yet identified a replacement for Mr. Fraser on the Board and will therefore leave one vacant spot until such time as a replacement is found. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Shailen Singh	President, Chief Financial Officer, Director	December 21, 2001
Jon Yogiyo	Director	December 21, 2001
Terry Klassen	Chief Executive Officer, Director	August 9, 2006

Background Information:

Shailen Singh, Director, President, Secretary & Chief Financial Officer

Mr. Singh has been the President, of Coffee Pacifica since its inception on December 21, 2001. As the President, Mr. Singh is responsible for the general direction of our business development. Mr. Singh, obtained a Bachelor of Commerce degree in Accountancy and Management from the University of Wollongong, New South Wales, Australia in 1987, and holds the designation of Certified Practicing Accountant ("CPA") since February 1993. Mr. Singh was a director and Chief Financial Officer of International Blue Gold Corp., a public company, which later changed its name to Buddha Resources Inc., from September 1997 to January 1999; and then rejoined as a director from June 1999 to December 2001. In December 1999, Mr. Singh became a director and President of Inouye Technologies (Canada) Inc., public company, and remained in that role until he resigned in February 2001.

Terry Klassen, Chief Executive Officer

Mr. Klassen is Coffee Pacifica's Chief Operating Officer. Mr. Klassen joined us on June 1, 2005, as the Vice President Coffee Sales. Mr. Klassen has been responsible for the day-to-day management and operation of Coffee Pacifica's business affairs, including the marketing and sales of green bean coffee in the United States, Canada and Europe. Mr. Klassen has held numerous senior management positions, including President of Coffee Butlers LLC, September 2003, Vice President Western Sales with UsRefresh Coffee and Vending July 1998 and since October 2001 Mr. Klassen serves as a director of Ebony Coffee and Vogue International Coffee Products Broker Inc.

V.S. Jon Yogiyo, Director

Mr. Yogiyo is a resident of Papua New Guinea and is responsible to purchase, process and ship our green bean coffee from Papua New Guinea to our potential customers in the United States, Europe and Canada. Mr. Yogiyo is a director and the President, Secretary and Treasurer of our 100% owned subsidiary in Papua New Guinea; Coffee Pacifica PNG Ltd. Mr. Yogiyo holds a Bachelor of Agriculture degree from the University of Papua New Guinea and a post-graduate Diploma in Management studies from Mt. Eliza Management College, Mt. Eliza, Australia, post graduate Diploma in Agriculture from Kasetsart University, Bangkok, Thailand, Diploma from University of South Pacific, Alafuna campus, Western Samoa. He has also received training under Person Fellowship with Agriculture Canada at the Morden Agriculture Research Station, Manitoba, Canada. Mr. Yogiyo was an employee of Coffee Industry Corporation of Papua New Guinea for 27 years. Mr. Yogiyo has held positions as Coffee Agronomist, from November 1975 to November 1989, Director of Coffee Research from December 1989 to June 1997 and July 1997 to June 2003, Mr. Yogiyo was the General Manager, Extension Services Division, of Coffee Industry Corporation of Papua New Guinea.

Significant Employees. As of December 31, 2006, we do not have any individual who could be classified as a significant employee of the Company, nor any individual who is expected to make a significant contribution to the business.

Family Relationships. There are no family relationships, except certain family members who became shareholders by purchasing common shares of the Company.

Involvement in Certain Legal Proceedings. No director or officer has filed any bankruptcy petition. No director or officer has been convicted in a criminal proceeding. No director or officer has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of securities or banking activities. No director or officer has been convicted of violating a federal or state securities or commodities law.

Transactions with related persons. In December 2006, a director/stockholder advanced the Company $100,000 under a demand promissory note, at an interest rate of 5% per annum. Interest is payable on a monthly basis in arrears. The demand promissory note is secured against all assets of the Company. During the year ended December 31, 2006, a director was paid $5,000 for the legal services provided to the Company. Additionally, in 2006, Company paid $2,250 for consulting services and purchased computers for $3,817 from a spouse of a former officer of the Company.

As of the date of this report, there have been no other transactions or proposed transactions in the past two years in which Coffee Pacifica was a or is a party to a transaction which has materially affected or will materially affect Coffee Pacifica in which any director, promoter, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or indirect material interest

Director independence. The current members of the board are Shailen Singh, Jon Yogiyo, James Fraser and Terry Klassen. None of the directors are considered to be independent. The Company anticipates independent directors will be appointed, in the future, to its the Board and committees. We do not have any independent board members in our audit committee who are considered to be financial experts.

Compliance with Section 16(a) of the Exchange Act. In a review of Forms 3, 4 and 5, and amendments filed thereto, as filed with the Securities and Exchange Commission for the most recently completed fiscal year end, it appears that Mr. James K. Fraser is delinquent in his reporting requirements. It appears that Mr. Fraser has not filed a Form 5 for 2 previously unreported transactions.

Shareholder Communications. Shareholders may send communications directly to the Board of Directors either by facsimile or mail at:

Chairman of the Board

Coffee Pacifica, Inc.

2813 7Th Street,

Berkeley, California

94710-2702

Fax: (510) 644-2808

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF WILLIAMS & WEBSTER P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected Williams & Webster P.S. to serve as the Company's independent auditors for all audit work associated with the preparation and presentation of the Company's financial statements during the year ending December 31, 2007. The Audit Committee has determined that the Company's auditors for the year ending December 31, 2007, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Williams & Webster P.S. to attend the Shareholder Meeting.

Audit Fees: The aggregate fees billed for audit services rendered by our current auditor, Williams and Webster, P.S., for the annual financial statements and the review of the financial statements included in our Form 10-KSB and 10-QSB or services that are normally provided by an auditor in connection with statutory and regulatory filings or engagements for fiscal years ending December 31, 2006 and December 31, 2005 was $39,468 and $25,914, respectively.

The aggregate fees billed for audit services rendered by our previous auditor Ernst & Young LLP/ Moore Stephens Ellis Foster Ltd. for the annual financial statements and the review of the financial statements included in our Form 10-QSB and 10-KSB or services that are normally provided by an auditor in connection with statutory and regulatory filings or engagements for fiscal years ending December 31, 2005 and 2004 were $3,240 and $5,736 respectively. No other professional services were provided by our previous auditor.

Audit Related Fees: There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements which have not been reported under the caption Audit Fees above.

Tax Services: The aggregate fees billed for tax services rendered by our current auditor, Williams and Webster, P.S., for the fiscal years ending December 31, 2006 and December 31, 2005 for the preparation of the corporate tax returns were $3,688 and nil. No other professional services were provided by our auditors.

All other fees: Fees paid for services not previously described totaled: Nil .

No independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements over the two most recent fiscal years has resigned or been dismissed.

The Audit Committee does not currently have a pre-approval policy relating to audited financials. However, the Committee has approved all of the audited financials prepared by the Company's independent accountant.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of Williams & Webster P.S. as Company's auditors until the next Annual Meeting.

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE NAME

The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the name to "Growers Direct Coffee Company, Inc."

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor filing an Amendment to the Articles of Incorporation, changing the Company's name to "Growers Direct Coffee Company, Inc."

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 75,000,000 shares of common stock authorized with a stated value of $.001 per share, of which 29,896,334 shares were issued and outstanding, with 45,103,666 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders. There are no cumulative voting rights. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revise Statutes and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 31, 2007, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is PO Box 95012, 8726 Barnard Street, Vancouver, B.C. Canada, V6P 6A6.

Name of Beneficial Owner	Nature of Affiliation	Number of Common Shares	Percentage (%)
Shailen Singh, (1),(2)	President, Chief Financial Officer & Director	3,425,000	11.5%
Jon Yogiyo, Director (1)	Director	2,625,000	8.8%
Terry Klassen (1)	CEO, Director	650,000	2.2%
James Fraser (5)	Director(6)	112,500	0.4%
Officers and Directors as a Group	Group of 4	6,812,500	22.8%
Brooks Farrell (3)		2,637,006	8.8%
CEDE & Co (4)		15,325,719	51.3%

(1) The address of beneficial owners in the table are Shailen Singh, 1210 1200 W73rd Avenue, Vancouver, B.C. V6P 6G5, Jon Yogiyo, P.O. Box 164, Goroka, EHP, Papua New Guinea. T Klassen, 12189 Green Haven Suite 107, Mulkiteo, WA 98275. (2) Shailen Singh's shares are held by South Rim Financial Corp. Mr. Singh is the sole shareholder, officer and director of South Rim Financial Corp. (3) Brooks Farrell, 201 133 East 8 Avenue, Vancouver, B.C. V5T 1R8. The ownership of these shares is in dispute; (4) CEDE & Co, Bowling Green Station, P.O.Box 20, New York, NY 10004.the beneficial owners of these shares are not known to Coffee Pacifica. (5) James Fraser , 200 - 4603 Kingsway, Burnaby, B.C. V5H 4M4.

(6) Mr. James Fraser is not standing for reelection as a Director of the Company.

BOARD OF DIRECTORS - COMMITTEES

2006 Committee Meetings

During the fiscal year ended December 31, 2006, the Board of Directors met approximately four (4) times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he served.

Audit Committee

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

Audit Committees. The Company has a standing Audit Committee. The current members of the Audit Committee are Shailen Singh, Jon Yogiyo and Terry Klassen, all are considered to be not independent. Our common stock trades on the OTC Bulletin Board under the symbol "CFPC". Thus, Coffee Pacifica is not subject to NASDAQ audit committee requirements. We will appoint independent directors and directors with financial expertise to our board and committees in the future. We do not have any independent board members in our audit committee who are considered to be financial experts.

Audit Committee Financial Expert. Our board of directors has determined that it does not have a member of its audit committee that qualifies as an audit committee financial expert as defined in Item 401(e) of Regulation S-B, and is independent as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. We will appoint independent directors and directors with financial expertise to our board and committees in the future.

Compensation Committee. We have established a Compensation Committee which is responsible for setting and administering the policies and programs that govern both annual compensation and stock option programs for our directors, executive officers and employees. The current members of the Compensation Committee are Shailen Singh, Terry Klassen and James Fraser all are considered to be not independent.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding our officers, directors and employees' annual and long-term compensation for the fiscal years ended December 31, 2006 and 2005. For the year ended December 31, 2006, Shailen Singh and Terry Klassen were paid monthly management of $8,500 and $8,000 respectively. Shailen Singh was issued 550,000 common shares and Terry Klassen was issued 2~~3~~00,000 common shares of Coffee Pacifica for management services. The common shares were issued pursuant to 2005 Directors and Employees Stock Incentive Plan. Terry Klassen was issued 400,000 restricted stock and James Fraser was issued 100,000 restricted stocks. Our officers, directors and employees do not currently receive any long-term compensation.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Shailen Singh, President, CFO and Secretary	2006 2005	0 0	0 0	$800,000 $400,000	0 0	0 0	0 0	$102,000(1) $110,500(1)	$902,000 0 $510,500 0
Terry Klassen, CEO Director	2006 2005	0 0	0 0	$853,600 $40,000	0 0	0 0	0 0	$85,500(1,2) $31,650(1,2)	$939,100 0 $71,650 0
Jon Yogiyo, Director	2006 2005	0 0	0 0	0 0	0 0	0 0	0 0	$62,000(3) $37,000(3)	$62,000 0 $37,000 0
Rhonda Penner-Dunlop, CFO,(Terminated February 5, 2007)	2006 2005	$46,754 0	$20,000 0	0 0	0 0	0 0	0 0	0 0	$66,754 0 0
Kim Moore, CEO of Uncommon Grounds Inc. (Terminated January 2007)	2006 2005	$87,314 $19,322	0 0	0 0	0 0	0 0	0 0	0 0	$87,314 0 $19,322 0
James Fraser, Director	2006 2005	0 0	0 0	$100,000 0	0 0	0 0	0 0	0 0	$100,000 0 0

(1) Management fees paid pursuant to management contracts with Shailen Singh and Terry Klassen. The contract with Mr. Singh is dated January 16 2006 and the contract with Mr. Klassen is dated July 1, 2006.

(2.) From January to June 2006 Terry Klassen was paid consulting fees totaling $37,500 (at the rate of $6,250 per month) pursuant to a contract entered into with the Company in July 2005. For the period July to December 2006, Terry Klassen was paid management fees totaling $48,000 ($8,000 per month) under the management contract dated July 1, 2006. The current management contracts with Shailen Singh and Terry Klassen shall continue on a year to year basis unless either Mr. Singh or Mr. Klassen respectively or the Company (in either case) gives at least sixty (60) days' notice of its intent to not renew.

(3) Consuting fees paid to Jon Yogiyo. There is no contract with Jon Yogiyo

Compensation of Directors

As of the December 31, 2006, we do not have any agreement or arrangement in place for the amount of annual compensation that our directors will receive in the future.

Options/SAR Grants

In January 2006, the Company registered with the Securities and Exchange Commission on Form S-8 "2006 Directors and Key Employee Stock Option Plan" (hereinafter "the Stock Option Plan"), which allows Coffee Pacifica to issue 5,000,000 options to purchase shares of common stock to its directors, employees and employees of the subsidiaries and to individuals providing services. The options would be awarded by the Board of Directors based on a recommendation of the Board or Compensation Committee assembled by the Board for administration of the Stock Option Plan. During the year ended December 31, 2006, the Company did not issue any stock options under this Stock Option Plan. Pursuant to the contracts with the Company president, chief executive officer and the former chief financial officer, the Company may issue up to 1,100,000 stock options. These stock options will be fully vested and valued when formalized under a separate stock option agreement with the respective parties.

Employment Agreements

In January of 2006, the Company entered into an agreement with its president whereby the Company agreed to pay monthly management fees of $8,500 per month. This agreement shall continue on a year-to-year basis until terminated by either party upon sixty days (60) prior written notice to the other party of its intent to not renew. In further consideration of other services to be rendered, at the date of this agreement, the Company issued 250,000 S-8 registered free trading common stock. On July 1, 2006, the Company issued an additional 300,000 shares of S-8 registered free trading common stock. Pursuant to the contract with the president, the Company may issue up to 500,000 stock options. These stock options will be fully vested and valued when formalized under a separate stock option agreement.

In July 2006, the Company entered into an agreement with its chief executive officer whereby the Company agreed to pay monthly management fees of $8,000 per month and four hundred thousand (400,000) restricted common shares and two hundred thousand (200,000) S-8 registered common shares of the Company. This agreement shall continue on a year-to-year basis until terminated by either party upon sixty days (60) prior written notice to the other party of its intent to not renew. Pursuant to the contract with the chief executive officer the Company may issue up to 500,000 stock options. These stock options will be fully vested and valued when formalized under a separate stock option agreement.

In July 2006, Company also entered into an employment agreement with its now former chief financial officer whereby the Company agreed to pay annualized base salary of Eighty Thousand Dollars ($80,000.00) and a contract execution bonus in the form of twenty thousand (20,000) S-8 registered common shares of the Company. This contract was terminated on February 5, 2007. Pursuant to the contract~~s~~ with the former chief financial officer the Company may issue up to 100,000 stock options. These stock options will be fully vested and valued when formalized under a separate stock option agreement.

In October of 2005, the Company entered into agreements with two of its officers of Uncommon Grounds, Inc. whereby the Company agrees to pay annual salaries of $60,000 and $80,000 on a biweekly basis in return for services to Uncommon Grounds, Inc. A contract with one of the officers was terminated in January 2007. The contract for the remaining officer was a two year contract and is set to expire October 12, 2007.

As of December 31, 2006, all our other directors do not have any compensation agreement.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 2813 7th Street, Berkeley, California 94710-2702. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650, Attention Mr. Don Maddalon.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: July 3~~1~~0, 2007

By the Order of the Board of Directors

/s/ Shailen Singh

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

COFFEE PACIFICA, INC.

TO BE HELD AUGUST 30, 2007

By completing and returning this proxy to Coffee Pacifica, Inc. (the "Company"), you will be designating Shailen Singh, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to the Company's transfer agent, Integrity Stock Transfer, fax number (702) 796 5650, Attention Mr. Don Maddalon.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of July 9, 2007, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and completing this proxy, the stockholder grants to Shailen Singh the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - APPROVAL OF 2007 STOCK INVENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS

Shall the Company's 2007 Stock Incentive Plan be approved?

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 2 -ELECTION OF DIRECTORS

Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

	YES	NO	ABSTAIN	WITHHOLD
AUTHORITY
TO VOTE
Shailen Singh	_____	_____	_____	_____
Jon Yogiyo	_____	_____	_____	_____
Terry Klassen	_____	_____	_____	_____

PROPOSAL 3 - WILLIAMS & WEBSTER P.S. AS AUDITORS

Shall Williams & Webster P.S. be appointed as independent auditors for the Company:

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 4 - AUTHORIZATION TO CHANGE THE NAME OF THE COMPANY

Shall the Board of Directors be authorized to amend the Articles of Incorporation to change the name of the corporation to "Growers Direct Coffee Company, Inc."?

YES	NO	ABSTAIN
_____	_____	_____

___________________________________                             ____________________________________

Shareholder Signature                                                                 Shareholder Signature

Printed Name:______________________                                 Printed Name:________________________

Number of Shares: _________________